                                 PROMISSORY NOTE
                                 ---------------




$300,000.00                                                   April 8, 1996



         The undersigned, ALVIN H. CLEMENS ("Clemens"), hereby promises to pay to the order of PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation, the sum of Three Hundred Thousand and 00/100 ($300,000.00) Dollars, together with interest at the rate of five and one-third (5.33%) percent per annum. The Note shall be repayable interest only for two (2) years from the date hereof, the first interest payment being due and payable on April 8, 1997, and the second interest payment being due and payable on April 8, 1998; the entire principal balance, together with all accrued and unpaid interest thereon, shall be due and payable on April 8, 1999.

         The undersigned shall have the right to prepay in whole or in part any amounts due under this Note, without penalty.

         And further, the undersigned does hereby authorize and empower the Prothonotary, Clerk of Court or any Attorney of any Court of Record of Pennsylvania, or elsewhere, to appear for and to confess judgment against him for the above sum, as of any term, past, present or future, with or without declaration, with costs of suit, release of errors, without stay of execution, and with 15% added for collection fees; and the undersigned also waives the right of inquisition on any real estate that may be levied upon to collect this Note and does hereby voluntarily condemn the same and authorize the Prothonotary to enter upon the writ of execution his said voluntary condemnation, and he further agrees that said real estate may be sold on a writ of execution and he hereby waives and releases all relief from any and all appraisement, stay or exemption laws of any State, now in force or hereafter to be passed.




                                                  /s/  -----------------

                                                       ALVIN H. CLEMENS

                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------


        THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") made this 8th day of April, 1996, by and between ALVIN H. CLEMENS ("Pledgor") and PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation ("Secured Party").

        NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:


               1. Creation of Security Interest. Pledgor hereby grants to Secured Party a security interest in and pledges to the Secured Party the Collateral described in Exhibit "A" attached hereto, together with any proceeds thereof ("Collateral"). Pledgor hereby delivers the Collateral to Secured Party, together with a stock power of attorney duly endorsed in blank, or such other documents of transfer as shall be necessary to effectuate the transfer of title of the Collateral.

               2. Debt Secured. Pledgor has borrowed from the Secured Party the sum of Three Hundred Thousand ($300,000) Dollars, in accordance with the terms and conditions of a Promissory Note dated as of the date hereof (the "Note"), which shall be repayable as set forth in the Note.

               3. Representations, Warranties, and Covenants of Pledgor. Pledgor represents, warrants and covenants to Secured Party that:

                      a. Pledgor is the legal and beneficial owner of the Collateral.

                      b. The Collateral has been validly issued, is fully paid and non-assessable and is owned by Pledgor free and clear of all security interests, liens, restrictions, charges, and other encumbrances of any nature other than the lien created hereby.

                      c. The execution, delivery, and performance of this Agreement do not violate the provisions of or cause a default or constitute an event which, with notice or the lapse of time or both, would constitute a default on the part of Pledgor under any law or any contract, agreement, or other instrument or judgment or decree to which Pledgor is a party or by which he is bound.

                      d. The Collateral is not the subject of any present or threatened suit, action, arbitration, or administrative or other proceeding, and Pledgor knows of no reasonable grounds for the institution of any such proceeding.

                      e. Pledgor shall, at his expense, defend Secured Party's right, title and security interest in and to the Collateral against the claims of any person, corporation or other entity.

                      f.      Pledgor shall not:

                              (1) sell, convey, or otherwise dispose of any of the Collateral or any interest therein; or

                              (2)    create, incur or permit to exist any
                                     security interest, lien, charge or
                                     encumbrance whatsoever with respect to any of the Collateral other than the lien created hereby.

                      g. This Agreement constitutes the valid and binding obligation of Pledgor enforceable in accordance with its term.

               4. Voting Rights. Prior to the occurrence of an Event of Default (as defined herein), Pledgor shall have the right to vote the Collateral. Upon the occurrence of any Event of Default, Secured Party shall immediately have the right to vote the Collateral as if the absolute owner thereof, whether or not the Collateral shall have been registered in the name of Secured Party.

               5.     Custodial Duties.

                      a. Secured Party's sole duty with respect to the Collateral shall be to exercise reasonable care in the physical custody and preservation of the Collateral. Secured Party shall be relieved of all responsibility for the Collateral, or any portion thereof, upon surrendering it or tendering surrender of it to Pledgor.

                      b. Secured Party shall have no duty or responsibility to take any steps (i) to preserve any rights in the Collateral against prior parties, (ii) to protect, perfect, preserve or maintain any security interest given to secure the Collateral, (iii) to protect the Collateral from decline in value, (iv) to ascertain any maturities or exercise or accept any calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or (v) to send notices, perform services or take any action in connection with the management of the Collateral.

               6.     Powers of Escrow Agent With Respect to Collateral.
                      -------------------------------------------------

                      a. Secured Party shall have the power, in its sole discretion, and after five (5) days' written notice to Pledgor, to take one or more of the following actions, but shall be under no duty or responsibility to exercise or withhold the exercise of these rights, powers, privileges, and options, and shall not have any liability for any failure or delay in doing so, other than to account for property actually received by Secured Party:

                              (1)    receive all income, dividends,
                                     distributions or other property and apply them against the liabilities of

                                     Pledgor, in any priority, or hold the same as additional Collateral;

                              (2) make any compromise or settlement deemed advisable with respect to any of the Collateral;

                              (3) renew, extend, or otherwise change the terms and conditions of the Note or the Collateral;

                              (4) take or release any other collateral as security for any of the Collateral;

                              (5) take or release any guarantor, endorser, surety, or other party to the Note or the Collateral; and

                              (6)    execute any necessary endorsements,
                                     assignments, or other instruments or
                                     conveyances or transfer with respect to the Collateral to effect Secured Party's remedies under Section 9 hereof.

                      b. Pledgor hereby irrevocably makes, constitutes and appoints Secured Party as Pledgor's true and lawful attorney-in-fact to take one or more of the actions, rights, powers, privileges and options set forth in
Section 6.a hereof.

               7.     Obligations of Pledgor.

                      a. Without the prior written consent of Secured Party, Pledgor will not sell, exchange, transfer, or otherwise dispose of the Collateral or any of Pledgor's rights therein or under this Agreement, or permit any lien or security interest to attach to same except that created by this Agreement.

                      b. Pledgor will not permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement.

               8. Events of Default. The occurrence of any of the following events shall, at the option of Secured Party, without notice or demand, constitute a default on the part of Pledgor hereunder ("Event of Default").

                      a. If there occurs any breach, failure or violation by Pledgor (i) in the payment or performance of any of Pledgor's obligations or liabilities as set forth in the Note, or (ii) in the performance of any of the terms and conditions of this Agreement.

                      b. If Pledgor shall become insolvent or shall file a voluntary petition to effect a plan or other arrangement with creditors, or if Pledgor shall be adjudicated bankrupt or shall make an assignment for the benefit of creditors, or shall apply for a consent to the appointment of any receiver or trustee of all or a part of Pledgor's property, or as may be applicable, Pledgor shall institute dissolution or liquidation proceedings.

               9. Remedies Upon Event of Default. Upon the occurrence of an Event of Default, Secured Party shall have the right to do any of the following:

                      a. Secured Party may exercise all the rights and remedies given to a secured party by the Pennsylvania Uniform Commercial Code.

                      b. Secured Party may have the Collateral registered in its name or that of its nominee.

                      c. Secured Party may proceed to foreclose the security interest given to it hereunder by selling all or any part of the Collateral in whole or in part, at the same or different times, at public or private sale, upon such terms as it deems best, for cash, upon credit or for future delivery and, in connection therewith, Secured Party may grant options. Secured Party or its nominee may purchase all or any part of the Collateral, absolutely freed and discharged from any equity or redemption and from all trusts or other claims whatsoever. If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for the same, and, in the event of any such failure, Secured Party may resell such Collateral.

                      d. The proceeds of any sale of the Collateral shall be applied as follows: (i) to pay all costs and expenses of every kind incurred by Secured Party in connection with any actual or attempted sale, including brokers' and attorneys' fees; (ii) to the satisfaction of all obligations of Pledgor under the Note; (iii) to the payment of any other amounts required by applicable laws, and (iv) to Pledgor in the event of any surplus. Pledgor shall continue to be liable for any deficiency. In no event shall Pledgor be credited with any part of the proceeds of any sale of the Collateral until such payment thereon has actually been received by Secured Party.

                      e. Secured Party shall give Pledgor ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice Pledgor agrees is reasonable.

                      f. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 (the "Act"), and therefore may resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. Pledgor acknowledges that private sales so made may be at prices and other terms less favorable to Secured Party than if the Collateral was sold at public sale, and agrees Secured Party has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are being sold (even if the issuer would agree), to register such securities for sale under the Act. Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                      g. The remedies provided herein in favor of Secured Party shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other legal and equitable remedies which Secured Party may have.

               10. Termination of Agreement. This Agreement shall terminate upon the full payment by Pledgor to Secured Party of all amounts due under the Note and the completion of Pledgor's obligations under this Agreement.

               11.    Miscellaneous.
                      -------------

                      a. Secured Party may waive any default or remedy a default in any reasonable manner without waiving such subsequent default, and Secured Party may waive or delay the exercise of any right or remedy under this Agreement without waiving the right or remedy of any other right or remedy hereunder.

                      b. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties hereto.

                      c. All notices, requests, demands, or other communications provided for herein shall be in writing and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed to the parties at such address as either party shall designate to the other from time to time.

                      d. This Agreement may not be amended, modified or terminated, except in writing and executed by all parties hereto, and no waiver of any provision or consent hereunder shall be effective unless executed in writing by the waiving or consenting party.

                      e. This Agreement shall not be assignable by Pledgor without the prior written consent of Secured Party.

                      f. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

               IN WITNESS WHEREOF, the parties hereto have placed their hands and seals as of the day and year above first written.

                                    PLEDGOR:

---------------------               ---------------------------
Witness                             ALVIN H. CLEMENS

                                    SECURED PARTY:

                                    PROVIDENT AMERICAN CORPORATION
Attest:

                                     By:
-----------------------------------     -------------------------------
Michael F. Beausang, Jr., Secretary         Anthony R. Verdi, Treasurer

                                   EXHIBIT "A"
                                   -----------


                                   COLLATERAL
                                   ----------





        100,000 shares of the common stock of PROVIDENT AMERICAN CORPORATION, together with all dividends or other distributions issued with respect thereto.